     SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[X]

Filed by Party other than the Registrant	[ ]

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[X]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASIA PAYMENT SYSTEMS, INC.
(Exact name of Registrant as specified in its charter.)

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ASIA PAYMENT SYSTEMS, INC.
800 5th Avenue, Suite 4100
Seattle, Washington 98104
(206) 447-1379

May 7, 2007

INFORMATION STATEMENT

INTRODUCTION

     Dear Stockholder:

     This Information Statement (the “Information Statement”) is furnished by the Board of Directors of Asia Payment Systems, Inc., a Nevada corporation (the “Company”, or “us”), to the stockholders of record of the Company at the close of business on May 7, 2007 (the “Record Date”) to provide information with respect to certain corporate actions taken by written consent of holders of a majority of the outstanding shares of the Company's common stock that were entitled to vote on such actions (the “Majority Stockholders”).

     The written consent, executed by the Majority Stockholders on the Record Date, approved an amendment to our Articles of Incorporation to amend the Articles of Incorporation to increase our authorized common stock from 50,000,000 shares, par value $0.001, to 250,000,000 shares, par value $0.001.

     A Majority of Stockholders, holding approximately 50.77% of the outstanding shares of the Company's common stock, has approved, by written consent, the above-described action. Further, Preferred Stockholders will not vote on these matters because the foregoing action will not adversely alter or change any preference or any relative or other right given to the preferred shares. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

     The attached Information Statement is being circulated to provide you with notice that stockholders holding a majority of the voting power of the Company’s common stock have, by written consent, approved of the amendment to the Articles of Incorporation. No further vote or action by the Company’s stockholders is required. Pursuant to Rule 14c2(b) under the Securities Exchange Act of 1934, as amended, the amendment to the Certificate of Incorporation will be implemented until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders.

     This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the amendment to the Articles of Incorporation.

By Order of the Board of Directors,

Charlie Rodriguez, Secretary and a member of the
Board of Directors

Seattle, Washington

ASIA PAYMENT SYSTEMS, INC.
800 5th Avenue, Suite 4100
Seattle, Washington 98104
(206) 447-1379

May 7, 2007

PURPOSE OF INFORMATION STATEMENT

     This Information Statement (the “Information Statement”) is being mailed on or about May 7, 2007 to the stockholders of record of Asia Payment Systems, Inc., a Nevada corporation (the “Company,” or “us”), at the close of business on May 7, 2007 (the “Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning an amendment to our Articles of Incorporation to effect:

1.

To amend the Articles of Incorporation to increase our authorized common stock from 50,000,000 shares of common stock, par value $0.001 per share, to 250,000,000 shares of common stock, par value $0.001 per share.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value $0.001 per share, outstanding. On the Record Date, 49,957,836 validly issued shares of our common stock were issued and outstanding and held of record by 116 registered stockholders.

STOCKHOLDERS' RIGHTS

     The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada General Corporation Law (the “NGCL”). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

     The actions described in this Information Statement cannot be taken until at least twenty days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS

     The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

PREFERRED SHAREHOLDERS

     Preferred shareholders will not vote on the matters described herein because the proposed actions do not adversely alter or change any preference or any relative or other right given to the preferred shares.

EXPENSES

     The costs of preparing, printing and mailing this Information Statement will be borne by us.

STOCKHOLDERS SHARING AN ADDRESS

     We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED SHARES OF COMMON STOCK

     On January 18, 2007, our Board of Directors unanimously approved and recommended that the shareholders approve, and on the Majority Stockholders approved, an amendment, to the Articles of Incorporation to increase our authorized common stock from 50,000,000 shares of common stock, par value $0.001 per share, to 250,000,000 shares of common stock, par value $0.001 per share.

CONSENT REQUIRED

     Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholders who own approximately 50.77% of the outstanding shares of our common stock as of the Record Date, have given their consent to the amendment, and, accordingly, the requisite stockholder approval for this action was obtained by the execution of the Majority Stockholders written consent in favor of the actions. Action was taken pursuant to Nevada Revised Statutes 78.320 which provides that such action which might be taken at a meeting of Shareholders may be taken without a meeting if a record thereof be made in writing and signed by persons owning an majority of the voting power. We did not solicit shareholders or participate in the action by the majority shareholders to seek an amendment to our articles of incorporation. Accordingly, we did not have to comply with Section 14A of the Securities Exchange Act of 1934 relating to the solicitation of proxies. We do not intend to seek additional stockholder approval prior to the effectiveness of this action. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

     The names of those approving the amendment to the Articles of Incorporation to increase the authorized shares of common stock appear below:

Shareholder	No. of Shares

7bridge Capital Partners Limited	500,000
Zhou Peishan Angeline	504,167
Arelant International Inc	120,000
Bayview International Group Limited.	1,900,000
Capstan International Limited	1,218,000
Chong Shian Chang	32,692
Harry Choi	600,000
Tan Ten Chong	400,000
Lim Yew Chuan	102,413
Sherwin Clark	90,750
Robert Clarke	2,760,980
Dot Com Ltd	320,000
DT Crystal Holdings Ltd	1,448,985
Loke Mun Fai	16,195
Financial Media Relations LLC	550,000
Christopher Michael Fox	104,000
Christopher M Fox	172,240
Choo An Gie	2,016,666
Indigo Capital Limited	2,000,000
JG Fraser & Associates Inc.	1,121,240
Ng King Kau	594,538
Low Kok Keng	164,287
Ng Chee Keong	29,764
Low Chin Kuan	1,512,500

Kok Hong Kung	645,644
Sien Toe Kwok	95,109
Benny Shing Bun Lee	100,000
Wong Chee Leong	122,808
Management Services Of Arizona	140,000
Paul Manning	211,649
Martin McCullough	48,750
Choo Gin Nie	605,000
Rock Nominees Ltd A/C R917	1,333,333
Charlie Rodriguez	295,000
Tan Wah Seng	307,055
Sussex Avenue Partners	650,000
Target IR, LLC	1,000,000
Quah Sew Teen	92,827
West Palm Investment Company	1,000,000
Willow Cove Investment Group Inc	250,000
Chai Hoong Yoon	35,002
Loke Kok Yun	150,911

Total	25,362,505

AMENDMENT TO ARTICLES OF INCORPORATION

     Approximately twenty days after this Information Statement has been first sent or give to stockholders, our Articles of Incorporation will be amended to effect the increase in our authorized common from 50,000,000 shares of common stock, par value $0.001 per share to 250,000,000 shares of common stock, par value $0.001 per share.

ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.